"Fortune brings in some boats that are not steer'd."

William Shakespeare

… But the odds are against it.

Morgan Stanley

2004 Global Electricity & Energy Conference

J. Wayne Leonard
Chief Executive Officer
March 24, 2004

Entergy

Safe Harbor and Regulation G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, including various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's System Agreement and utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factors at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, the ability to extend or replace the existing purchased power agreements for those facilities, including the Non-Utility Nuclear plants, and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading physical and financial natural gas and power, as well as other energy and weather-related contracts, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in ownership of joint ventures, volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of a regional transmission organization that includes Entergy's utility service territory, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, resolution of pending or future applications for license extensions of nuclear generating facilities, changes in law resulting from proposed energy legislation, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce current tax payments, the effects of litigation, changes in accounting standards, corporate governance, and securities law requirements, and Entergy's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. These non-GAAP measures differ from GAAP in that they are calculated using operational net income, which excludes the impact of special items. Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations. A reconciliation of operational earnings per share to the most directly comparable GAAP measure, as reported earnings per share, can be found in Entergy's investor earnings releases for 1998 through 2003. Entergy's investor earnings releases are posted on our website at www.entergy.com/investor.

Top Concerns a Year Ago

1. Indian Point
2. Indian Point
3. Entergy-Koch
4. Rate recovery of investments
5. Supply plan issues
6. FERC vs. state jurisdictional issues
7. Nuclear business growth
8. Credit rating
9. Management depth and succession planning
10. Where do we go from here?

1 & 2 Indian Point


Safe
INPO Plant Performance Index
100
90
80
70
60
50
40
98
99
00
01
02
03
Pilgrim
7/99
IP3 & JAF
11/00
IP2
9/01
VY
7/02
Pilgrim
IP3
JAF
IP2
VY

NRC Safety Rating
March 8, 2004

IP2 IP3

- *First time ever green rating for both plants*
- *New York residents identifying Indian Point as Number 1 concern down 80% (2/03 – 3/04)*

1 & 2 Indian Point

FEMA

Secure

7/25/03 – Federal Emergency Management Agency certifies Indian Point emergency plan

"After carefully considering all available information, we have reasonable assurance that appropriate protective measures to protect the health and safety of surrounding communities can be taken and are capable of being implemented in the event of a radiological incident at the Indian Point facility."

Nuclear Regulatory Commission

Homeland Security

Federal Bureau of Investigation

8/7/03 – NRC chairman, Nils Diaz, confirms successful force-on-force drill

IP security forces "... successfully protected the plant…"

"My observations of the pilot force-on-force exercise at Indian Point indicate that the licensee has a strong defensive strategy and capability. The Indian Point security force personnel successfully protected the plant from repeated mock-adversary attacks."

1 & 2 Indian Point

Vital

conjunction llc

3/1/04 – Private Transmission Project to New York City Stalls

"Doubt among lenders about the revenue that could be earned by a privately owned transmission line supplying power to New York City has resulted in the developer, Conjunction LLC, canceling a planned auction of transmission access to utilities and merchant power developers. Had investors been willing to lend a total of $500 million, they could have gained access to the proposed *Empire Connection* line at capped rates."

The Washington Post

UNITED STATES ENVIRONMENTAL PROTECTION AGENCY

3/17/04 - Further Study Ordered On Mercury Regulation

"Concerned that the administration may not meet its target for reducing mercury emissions by 2018, Environmental Protection Agency Administrator Mike Leavitt has ordered additional studies to see how it might tighten the proposed rule. The move followed revelations that the EPA had short-circuited the traditional rulemaking process and had adopted some industry recommendations verbatim."

3 Entergy-Koch

EKT: Under the Microscope

Federal Energy Regulatory Commission

"EKT completed 61 wash trades through Enron Online during various periods of 2001."

The SEC launched an informal inquiry regarding "any wash or round-trip trading activities in 2001 and 2002 conducted by Entergy-Koch Trading."

"The CFTC has reason to believe that…EKT reported false information, including price and volume information concerning natural gas transactions."

STANDARD &POOR'S

"In our updated methodology (for rating energy traders), we are asking for more information on market risk, and changing the way we look at credit risk, liquidity and components of capital."

Increased Profitability



Operational EPS – Entergy-Koch, LP
$/share
Gulf South Pipeline
Entergy-Koch Trading
0.22
0.06
0.15
0.15
0.41
0.22
0.18
0.08
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03

Maintained Rating Agency Support

STANDARD &POOR'S

The A rating "reflects the company's low-risk natural gas pipeline business, which offsets the more volatile and risky trading operations…Both businesses are expected to flourish under the joint venture management's concentrated attention."

Moody's

"A3 rating reflects the benefit of stable gas transmission cash flow, a growth platform in wholesale gas and electricity markets, and the entity's solid capitalization and liquidity."

Impact of Trading Investigations

"The CFTC also settled with several other energy companies on charges of false reporting only. The CFTC order requires EKT to pay a civil fine of $3 million…The orders recognize the cooperation of EKT."

Entergy-Koch

Changing Competition

- Merchants reduced/exited trading
- Well-capitalized companies with strong credits entered including banks and big oil
- "Momentum" traders increasingly active

Multiple Industry Investigations

- California market
- Wash trades
- Reporting violations

Fundamental Changes in Natural Gas Market

- Stronger corporate governance and regulatory oversight
- Lower market liquidity (less open interest on NYMEX)

Asset Positions Under EKT Management



Delivery (Bcf/Day)
150%
1.0
2.5
01
Today
Storage (Bcf)
66%
90
149
01
Today
Power (GW)
49%
7.4
11.0
01
Today

Counterparty Credit Exposure

% net of collateral; as of 12/31/03

AAA	1
AA	14
A	41
BBB	35
Non-investment grade / Not rated	9

4 Rate Recovery of Investments

Do returns decline as costs go up?

Mississippi

IT, THEREFORE, IS ORDERED by the Commission that:

1. The Commission does hereby accept and adopt the Joint Stipulation together with EXHIBITS A and B thereto, as its own and does hereby approve and allow an increase in revenue of $48,214,000 for the projected test year ending December 31, 2003. Said Joint Stipulation, with its EXHIBITS A and B, is incorporated fully herein by reference.

``The return on common equity of 11.75%, when combined with the cost of Long Term Bond Debt and Preferred Equity, results in a cost of capital of 9.093%, and the Commission finds this to be appropriate and a fair rate of return on rate base for the Company and will result in just and reasonable rates."

Final Order Docket 02-UN-0526

New Orleans

RESOLUTION

R-03- 272

CITY HALL: MAY 15, 2003

BY: COUNCILMEMBERS SAPIR, BATT, CLARKSON, GILL-PRATT, GUSMAN, THOMAS AND WILLARD-LEWIS

RESOLUTION AND ORDER ACCEPTING OFFER OF SETTLEMENT

"…under the Electric Formula Rate Plan ("EFRP"), ENO's share of savings (whether positive or negative) cannot cause it to earn more than a 13.25 percent, or less than a 10.25 percent, ROE."

New Orleans City Council Resolution R-03-272 & 271

Arkansas

THEREFORE, EAI's *Petition for Declaratory Order* is granted.

BY ORDER OF THE COMMISSION.

This 27th day of May, 2003.

"…the Commission finds that replacement of the ANO Unit 1 steam generators and the reactor vessel closure head, …is in the public interest."

APSC Declaratory Order

4 Rate Recovery of Investments

Do returns decline as costs go up?

Mississippi

IT, THEREFORE, IS ORDERED by the Commission that:

1. The Commission does hereby accept and adopt the Joint Stipulation together with EXHIBITS A and B thereto, as its own and does hereby approve and allow an increase in revenue of $48,214,000 for the projected test year ending December 31, 2003. Said Joint Stipulation, with its EXHIBITS A and B, is incorporated fully herein by reference.

"The return on common equity of 11.75%, when combined with the cost of Long Term Bond Debt and Pre... cost of ... Com... appro... retu... Compa... and reasonable rates."


03 EMI ROE Bandwidth
ROE
10.77%
+119 bps
-119 bps
-100 bps
+100 bps
Performance

Final Order D... -0526

New Orleans

RESOLUTION
R-03-272

CITY HALL: MAY 15, 2003

BY: COUNCILMEMBERS SAPIR, BATT, CLARKSON, GILL PRATT, GUSMAN, THOMAS AND WILLARD-LEWIS

RESOLUTION AND ORDER ACCEPTING OFFER OF SETTLEMENT

"...under the Electric Formula Rate Plan ("EFRP"), ENO's share of savings (whether positive or negative) cannot cause it to earn more than a 13.25 percent, or less than a 10.25 percent, ROE."

New Orleans City Council Resolution R-03-272 & 271

Arkansas

THEREFORE, EAI's *Petition for Declaratory Order* is granted.

BY ORDER OF THE COMMISSION.

This 27th day of May, 2003.

"...the Commission finds that replacement of the ANO Unit 1 steam generators and the reactor vessel closure head, ...is in the public interest."

APSC Declaratory Order

4 Rate Recovery of Investments

Not all costs are going up

ENOI Production Mix
%



Before Supply Plan
73
Gas / Oil / Purchased Power
27
Coal / Nuclear
After Supply Plan
56
Coal / Nuclear
44
Gas / Oil / Purchased Power

Rate Case Components

$64 M net electric capital investment
$30.2 M revenue increase
($18.4 M electric + $11.8 M gas)

+ $0.08 annual EPS impact

ENOI Production Cost*
$/MWh



Before Supply Plan
After Supply Plan
47
42
55
45
63
48
Average Decrease = 18%
$3
$4
$5
Market Gas Price ($/MMBtu)

* Total production cost "Before Supply Plan" based on historical (12 months ended 8/02) implied heat rates and dispatch and "After Supply Plan" based on forecasted (04-06) implied heat rates and dispatch.

4 Rate Recovery of Investments

Entergy Louisiana Retail Rates
$/MWh (filing 1/9/04)

Supply plan at work

Rate Case Components

- $120 M reliability investment
- $170 M generation investment
- $167 M revenue increase
- $147 M projected fuel savings

$0.10 - $0.20 05E EPS impact



74
Fuel
Base Rates & Riders
2
1
1
1
79
(5)
74
0% - 2% rate increase
Baseline
Supply Plan
Capital Investment
ROE Change
Other
Filed Rates
Fuel Savings
Net Rate to Customer

5 Supply Plan Issues

RFP – Actual and Projected Results
MW



Affiliate Sources 1,006
Acquire/ Construct 1,543
PPA 941

Timeline for Completion
MW

04	05	06	Total
806	0	200	1,006
771	0	170	941
718	500	325	1,543

Fuel Cost
$/MWh



-40%
-10%
42
25
39
35
Before
After
Before
After

Volatility Due to $1/MMBtu ? Gas Price
$/MWh



-50%
-17%
8
4
6
5
Before
After
Before
After

Reliability Gas Units >30 years old
% of Net Area Load



-73%
-86%
41
11
7
1
Before
After
Before
After
ENOI
ELI

5 Supply Plan Issues

Resources	Type of Resource	Bidder/Counterparty	Contracted Output (MW)
Affiliated regulated:			
Solid Fuel Resources	Coal/Nuclear	Entergy Arkansas, Inc.	110
Solid Fuel Resources	Coal/Nuclear	Entergy Arkansas, Inc.	110
River Bend	Nuclear	Entergy Gulf States, Inc.	100
River Bend	Nuclear	Entergy Gulf States, Inc.	200
Affiliated unregulated:			
ISES 2	Coal	Entergy Power Inc.	101
RS Cogen	Gas	EWO Marketing LP	185
Merchant companies:			
Perryville	Gas	Cleco Corporation	718
Plant A	Gas	Owner W	231
Plant B	Gas	Owner X	150
Plant C	Gas	Owner Y	290
Plant D	Gas	Owner Z	100

For example
$237/KW

5 Supply Plan Issues

Supply Plan RFP and Bid Evaluation Process



Supply objectives & generation needs established
RFP Process designed consistent with LPSC rules
ETR adds independent monitor
RFP Issued
RFP responses submitted
RFP responses redacted to conceal bidder identity
Economic evaluation
Qualitative factor evaluation
Individual Bid: What is impact on prod. cost?
Portfolio combinations: What is impact on prod. cost?
Economic Evaluation Reviews
Credit: Is collateral required?
Fuel Supply: Degree of fuel availability
Operations: Desirable operating characteristics?
Transmission: Transmission deliverability?
Proposal validation
Final Proposal selection
ST
LT
Negotiation, contract execution
Not contingent on regulatory approval
ST – purchases implemented
approved
State filing
Reject
LT – "short list" developed
Bidder decision to proceed
With-draw
Prelim Due Diligence
Negotiations & detailed economic analysis
Evaluation Reviews
Reject
Contract execution
State filing
FERC filing
•Wholesale
•Transmission
approved
Reject
LT – purchase implemented
Reject
Bidders Only
Entergy Only
Independent Monitor only
Entergy & Independent Monitor &/or LPSC Consultant

6 FERC vs. State Jurisdictional Issues


Identify independence alternatives
SeTrans Filing Day 1/Day 2
• Best long-term solution
• LMP an issue with states
• Conditioned on
- FERC "give" on jurisdiction
- further suspension of Interconnection Rule
- interim participant funding
Yes
4Q03 Filing
No
Se Trans Filing Day 1
• Conditioned on
- FERC "give" on jurisdiction
- further suspension of Interconnection Rule
- interim PF
• State support?
Yes
3/31/04 Filing
No
ETR Only Filing (non RTO)
• Independent
• Oversight, not control
- further suspension of Interconnection Rule
- interim participant funding
Yes
3/31/04 Filing
1/05 Filing
Explore SPP Day 1 RTO
• Need to develop/agree on Day 1 protocols
- generation deliverability standard
- congestion mgmt
- interim PF
• Need "lockdown" provision at SPP
• State support?
No
Maybe ??
Yes
1/05 SPP Filing

6 FERC vs. State Jurisdictional Issues

Guilty	Guilty	Guilty	Guilty	Not Guilty!
Independent Transmission Organization	SPP/ITC Proposed RTO	SeTrans	Entergy Proposal	Integrated Utility

More ← Separation from Integrated Utility → Less

11/96
Entergy joins Alliance for Competitive Energy - proposes Transco to sell / spin off transmission

4/98
FERC encourages Entergy to move to SPP RTO

10/00
Entergy responds by filing for approval of SPP/ITC proposal

7/01
FERC order denies formation of SPP/ITC

11/01
Entergy files its intent to participate in development of SeTrans

12/03
SeTrans suspended

3/04
ETR files alternate proposal for transmission organization

Alternate Transmission Org.

What is it?
- Real-time, substantial oversight
- Efficient Transmission Pricing
- IE Security Coordinator

What is it not?
- Ownership without input
- Transfer of control

7 Nuclear Business Growth

Entergy Nuclear Earnings
$/share

		99-04E CAGR
■	As-Reported	80%
■	Operational	80%



0.06 0.06
0.22 0.22
0.57 0.57
0.88 0.88
1.30
0.85
1.12 1.12
98
99
00
01
02
03
04E

03 vs 02 Drivers

Operational:
- Outage Amort.
- Lower PPA
- Blackout
- Full year VY

As-Reported:
- FAS 143
- VSP

Acquisition	Pilgrim	FitzPatrick & IP3	IP2	Vermont Yankee
Date	7/99	11/00	9/01	7/02
MW	670	825/980	970	510

7 Nuclear Business Growth

Nuclear Value Drivers

Driver	Challenges
Grow Revenues	• Improve contract pricin • Add MWs from uprate • Reduce outage durati
Control Costs	• Improve productivity • Manage fuel costs • Leverage synergies
Grow Business	• Obtain services contracts • Pursue acquisitions

Energy Contract Portfolio - Sold
%



IP Pilgrim
IP Pilgrim
Cooper
100
100
54
75
45
28
17
80% targeted by end of 1Q04
04E
05E
06E
07E
08E
As of 4Q02
Added in 03
04 Goals

8 Credit Rating

Agencies slow to act or do they know something we don't?

Refinancing Strategy
3Q02 vs. 4Q03



Average remaining life (years)
34%
9.5
12.7
Before
After



Interest expense ($B)* (trailing 12 months)
-20%
0.5
0.4
3Q02
04E

** Reflects estimated Utility interest expense decrease*

- $3.3 B refinanced, including $0.8 B of notes issued by Entergy Corp. since 3Q02
- $1.45 B revolver renewed (over-subscribed by $0.1 B) in May 03 retaining all 22 *plus* 3 new banks

Rating Agency Action

Moody's Investors Service

Global Credit Research
Rating Action
5 MAR 2004

MOODY'S PLACES THE DEBT RATINGS OF ENTERGY ARKANSAS (Baa2 Sr. Sec.) AND ENTERGY LOUISIANA (Baa2 Sr. Sec.) ON REVIEW FOR POSSIBLE UPGRADE

- First step for possible upgrades at EAI and ELI

9 Management Depth and Succession Planning

Only new to you



Leo Denault
EVP & CFO

- 22 years utility experience
- 12 years of major transaction experience at ETR / Cinergy



Richard Smith
Group President
Utility Operations

- 25 years utility experience
- Former president of Cinergy non-regulated gas supply business



Gary Taylor
CEO
Entergy Nuclear

- 24 years nuclear experience
- Former chief operating officer of Entergy Nuclear Southeast



Mark Savoff
EVP
Fossil Generation & Transmission Operations

- 25 years industry experience
- Numerous leadership positions at GE; Six Sigma certified



Curt Hébert, Jr.
EVP
External Affairs

- 17 years legislative and regulatory experience
- Former FERC & MPSC chairman



Kyle Vann
CEO
Entergy-Koch

- 20 years trading experience
- Former president & managing director of Koch Energy

10 Where Do We Go from Here?

Act I

EDISON ELECTRIC INSTITUTE

Governance



GMI

EEI Index Award:
Highest TSR for 5-Year Period

GovernanceMetrics International:
Perfect Global Score

Total Shareholder Return
% from 9/30/98 through 9/30/03



175
150
125
100
75
50
25
0
-25
-50
Sep-98
Sep-99
Sep-00
Sep-01
Sep-02
Sep-03
110.7%
Entergy
S&P 500
SPELEC

"This is another example of a growing body of research suggesting a correlation between corporate governance and portfolio returns when measured across a number of variables and across a multi-year period." Gavin Anderson, GMI President & CEO

22 of 2,100 global companies achieved perfect global score…

3M Company	Intel Corporation
Air Products & Chemicals	McDonald's Corporation
BCE Inc.	Peoples Energy Corporation
Colgate-Palmolive Company	PepsiCo, Inc.
Cooper Industries	Pfizer Inc.
E.I. DuPont de Nemours & Co.	Praxair Inc.
Entergy Corp.	Scottish & Southern Energy plc
Exxon Mobil Corp.	Target Corporation
General Electric Co.	Vodafone Group plc
General Motors Corp.	Westpac Banking Corp.
Great Lakes Chemicals Corp.	Wisconsin Energy Corporation

10 Where Do We Go from Here? Future Performance: The Price of Admission



Act II
Dividend Payout Ratio-Operational
%
-44%
68
38
98
03
Dividends Per Share
$/share; 12/31 annualized
50%
1.2
1.8
98
03
Dividend Yield
%
-18%
3.9
3.2
98
03
OCF
$ billions; trailing 12 months
25%
1.6
2.0
2Q98
4Q03
Net Debt Ratio
%; trailing 12 months
-16%
55
46
2Q98
4Q03

2003 Progress and Lessons Learned

Achievements	→ But We ~~Could Have Done~~ Will Do Better
1 Indian Point security	Emergency plan certification
2 Indian Point	More forced outages in the NE fleet
3 Entergy-Koch Trading	Controls and training weaknesses
4 Rate recovery of investments	EGSI 9th earnings review unresolved
5 Supply plan	Affiliate transactions challenged
6 FERC vs. state issues	System agreement controversy; SeTrans proposal withdrawn
7 Nuclear business growth	No new acquisitions
8 Credit rating	No rating agency action even though metrics improved
9 Management	Loss of institutional knowledge; low diversity
10 Performance track record	Yield and debt ratio declining

Top Concerns Today

1. Regulatory outcomes in LA
2. System agreement outcome
3. Texas resolution
4. Transmission independence
5. Nuclear hedging plan
6. Institutionalized productivity improvements
7. Nuclear services growth
8. Entergy-Koch business plan
9. Credit rating upgrades
10. Use of free cash flow and excess liquidity

If You Don’t Know Where You’re Going, Any Path Will Do

Example: Indian Point Emergency Plan in 2003



Counties refuse to certify to state
States tell FEMA it doesn't have info to certify
FEMA tells state to retrieve info from counties
State complies
State refuses
FEMA retrieves from counties itself
Counties comply
Counties refuse to certify to FEMA
FEMA invokes Foil Freedom of Info legislation
Counties comply
Counties refuse
FEMA gets state court order
Counties comply
FEMA conducts evaluation based on other info
Counties submit to state
Counties certify to state with no deficiencies
Counties certify to state with deficiencies
State certifies to FEMA
States submit to FEMA with deficiencies
FEMA conducts evaluation
FEMA makes determination
OK
Not OK
FEMA submits to NRC
NRC makes determination (may use doctrine of realism)
OK
Not OK
NRC concludes "reasonable assurance to protect public health and safety"
NRC concludes plant presents a danger that is fundamentally uncorrectable
FEMA says recommendation required
ARCA noted for future followup
Deficiency identified
FEMA gives agency 120 days to fix
FEMA gives NRC deficiency to decide
Agency responds (correction or compensatory action)
Agency refuses

Going Forward, the Path Will Be Different

Drill to settle evac plans' worth

FEMA: State OK not needed in Indian Point determination

Roger Witherspoon
The Journal News

Federal officials will use a four-county drill in June to determine the effectiveness of emergency plans for the Indian Point nuclear power plants, ignoring the refusal by the state and three counties to certify that the plans could work.

The Federal Emergency Management Agency has dropped its long-standing practice of basing its evaluation of the effectiveness of emergency plans on the state and county certifications, as well as the biennial emergency simulation drill last held in September.

"There is not a requirement in any regulatory law that says they have to send those forms," said FEMA spokesman Mike Beeman. "It has been a practice to put them forward, but it is not a requirement under the regulations."

That change in a practice that has existed for decades comes after the furor created last year when the state and the four counties within 10 miles of Indian Point — Westchester, Rockland, Putnam and Orange — refused to certify the plans were updated and effective. At first, FEMA wouldn't approve the plans without the state and counties, but reversed itself months later.

In a Feb. 21, 2003, letter to the state, FEMA said "in the absence of fully corrected and updated plans for the counties and State (FEMA) cannot provide reasonable assurance" that the emergency plans would work. All nuclear plants are required to have effective emergency evacuation plans as a condition of their operating license issued by the Nuclear Regulatory Commission. In July, FEMA changed course and approved the plans over the objections of the counties and state.

"Somewhere between February and July FEMA completely changed its position," said Sue Gerry, an attorney for Westchester County, "and we still don't know why. We have tried to get that information through their appeals process, but have not received it."

The appeal, which is still under review by FEMA, was op-

Please see INDIAN POINT, 2B

The Journal News

2/26/04 - Riverkeeper will end its two-year legal effort to force the NRC to shut Indian Point

"This looks like the end of the road," Riverkeeper attorney Karl Coplan said yesterday" referring to the Court of Appeals' decision upholding the NRC's denial of the group's petition to order that Indian Point be shut down.

1 Regulatory Outcomes in LA

ELI Proceeding



LPSC Order on resources transaction requests
Acceptable
Unacceptable
Proceed with resource transactions
Amend $167M rate increase and reassess resource plan
1/04 ELI files $167 M rate increase
6/04 – 9/04 Discovery and testimony
Staff / intervener briefs filed
ELI briefs filed
9/04 Hearings
11/04 ALJ decision
1/05 LPSC Order
Acceptable
Unacceptable
Implement rate increase
Cost of service issue
Resource plan issue
Appeal decision
Final Order
Reassess resource plan
Settlement
State formula rate plan

Resource Transactions

? Perryville (application filed with LPSC 3/04)

? RS Cogen (LPSC approved PPA 5/03)

? ISES 2 (LPSC approved PPA 5/03)

? River Bend (LPSC decision expected 6/04)

? EAI system resources (LPSC decision expected 6/04)

2 System Agreement Outcome

System Agreement Case

ALJ Accepted:
- +/-5% bandwidth on 3 year rolling average
- No more than +/-7.5% max in any year
- Vidalia included at full cost

ALJ Denied:
- Full production cost or baseload equalization
- +/- 10% bandwidth
- Changes to exchange pool calculation
- Inclusion of certain expenses that retail ratepayer does not pay



Book Your Rooms
ALJ Decision (2/04)
APSC Briefs (-$162M)
LPSC Briefs (+$108M)
ETR Briefs
FERC Decision
Request for Rehearing
Denied
Granted
Rough Prod. Cost Equalization Order
Full Prod. Cost Equalization Order
Appeals Court Decision
States provide recovery of FERC-mandated costs
States fail to provide recovery of FERC-mandated costs
Cost Allocations Modified
Neutral to ETR Bottom Line
ETR to Supreme Court
Precedents:
88 Grand Gulf Case
03 ERS Case
86 Nantahala Case
Settlement Discussions
APSC to Consider Exiting System Agreement (3/04)
Testimony Filed (4/04)
Hearings
APSC Order
Stay in
Exit
No Change
EAI Gives 8 Yr Notice to Exit

3 Texas Resolution

Retail Open Access vs. Regulatory Rate Increase



Complete necessary steps for LPSC and PUCT authorization of Business Separation Plan
File and obtain necessary approvals from FERC, NRC, and SEC
4 7/05-9/05 Implement Business Separation Plan
Implement Retail Open Access (as early as 7/05)
7/05-9/05 Pass Market Readiness Case
Four steps to Retail Open Access in Texas
1 6/04 - PUCT Accepts independence of transmission organization structure
Hire Independent Entity to oversee transmission organization structure
2 7/04-9/04 Begin 6-month Pilot Program
Switching occurs; Pilot successful
3 1/05-3/05 Begin Market Readiness Case
Fix
Fail Market Readiness Case
6/04 - PUCT Rejects independence of transmission organization structure
Fix
No switching occurs; Pilot fails
No fix
No fix
Pursue legislation to approve end of Retail Open Access process in EGSI-TX service area
File for rate increase (as early as 7/04)
1 Transmission Independence
2 Pilot Program
3 Market Readiness
4 Business Separation

4 Transmission Independence

Transmission Proposal


Independent enough for FERC or too much for states?
Develop conceptual design
Meet with regulators to review
Meeting Dates
- 1/28/04
- 2/18/04
- 3/3/04
- 3/24/04
File with FERC to obtain approval for proposal (3/04)
Proceedings before APSC, LPSC, MPSC, PUCT & CNO to obtain support (as early as 4/04)
APSC, LPSC, MPSC, PUCT & CNO decisions
Interventions protests filed
FERC advised of retail regulators' position
Within 60 days of state decisions
FERC decision
FERC approves proposal
FERC gives conditional approval
FERC denies proposal
FERC mandates RTO participation
Acceptable conditions
Unacceptable conditions
Pursue legislation
Implement Independent Transmission (3/05)
FERC issues rule on SMA (4/04)
ETR passes screen
Status quo
ETR fails screen
No market based authority in control area; may also impact M&A
ETR pursues mitigation
Request that ETR proposal provides sufficient mitigation

What it is?
- Substantial oversight
- Efficient pricing
- IE Security Coordinator

What it is not?
- Ownership without input
- Transfer of control

5 Nuclear Hedging Plan

Nuclear Portfolio Hedging Strategy



Gas price POV
Generation mix
Power demand growth
Transmission
Potential contract risk levels, incl terms/cond.
POV on power prices by zone
Retail market structure and rules
Commodity margins
Switching and customer acquisition cost
Incumbency position
POV on Retail Market
Future?
Skills, scope, competency in Retail (ETR or 3rd party)
Build or partner with retail provider?
Yes
No
Reject
Re-evaluate hedge strategy
Develop sold forward % targets and timeline
Current Goals
Energy
05: 100% by 6/04
06: 75% by 12/04
Capacity
05: 90%-100% by 6/04
Develop spot sales % targets
Market and negotiate sales
Price
Term
Quantity
Risk incl. unit cont., guar., firm, etc.
Credit requirements
Portfolio impact
Meets risk / return standards ?
No, before delivery
Yes
No, at delivery
Energy contracts – unit cont.
Energy contracts – firm
Full requirements
Financial contracts
POLR auctions
Capacity contracts
Winter/summer capacity auctions
Sell energy into power pool
Sell capacity into monthly auctions
Supply retail short position

10 Use of Free Cash Flow and Excess Liquidity

Capital Deployment Strategy



Cash Flow
Operating Risk
Financial Risk
Risk constrained ?
No
Yes
Reject
Set optimal capital structure target
Excess cash available?
Yes
Yes
Pay down debt
Value Destruction
vs.
Preserve Option Value
Identify investment alternatives
Evaluate near-term alternatives
Investment meet hurdles?
Yes
No
Reject
Investment impact overall risk profile?
Yes
No
Due Diligence
No
Reject
Yes
Negotiate/ contract
No
Yes
Approval
No
Yes
Deploy capital
Value Creation/ Transfer
Evaluate long-term alternatives
Investment meet screening hurdles?
Yes
No
Reject
Identify catalysts/ pursue opportunities
Risk or capital constrained?
Evaluate ETR stock
Cap structure optimal?
No
Yes
Is stock under-valued?
Yes
Buy back stock
Value Redistribution
What are investor preferences?
Certainty
Growth
Increase dividend
Value Preservation

Execution Will Lead to Achievement of Financial Aspirations . . .

Entergy's Results and Aspirations
98 – 03 and 04+

Metric	98-03 Results	04+ Aspirations
TSR	• +119% total return • Top industry performer	• NT: Top quartile • LT: #1 in any 5 yr period
EPS Growth	• 6% annual average (as-reported) • 14% annual average (operational)	• NT: 8 – 10% • LT: 5 – 6%
ROIC	• From 7.7% to 7.4% (as-reported) • From 6.6% to 7.7% (operational)	• NT: 9% • LT: 10%
Credit Rating	• BBB corporate • Upgrade at ELI	• NT: Upgrades at EAI, ELI • NT: Business position 5 • LT: A corporate rating

… and Increased Visibility for 2004 and 2005 Earnings Growth

2005 Earnings Drivers

Potential Drivers	Range of Outcomes	Estimated EPS Impact vs. 04 Midpoint	
Utility			
Sales Growth	1 – 2% growth	0.10 - 0.20	
Supply Plan	Acquire 0 GW vs. 2 GW @ $250/KW	0.00 - 0.05	
Rate Case Requests	50% vs. 100% of requested increase	0.10 - 0.20	
Competitive Retail	Rate case ~~4/1/05~~ vs. 7/1/05 ~~1/1/05~~ start @ $5/MMBtu gas	~~0.20 - 0.25~~	*0.05-0.15*
Nuclear			
Productivity Improvements	Achieve $20 M vs. full $35 M in 05	0.05 - 0.10	
Pricing Volatility	Sell unhedged output	~~0.00 - 0.10~~	*0.10-0.15*
Management Contracts	No new contracts vs. 1 new contract	0.00 - 0.05	
ECS			
POV Trading	Weak POV vs. strong POV contribution	(0.10) - 0.10	
EAM – Pricing Volatility	Gas prices +/-$2/MMBtu	(0.05) - 0.05	
Range of Impacts vs. 04 Midpoint		~~0.30 - 1.10~~	*0.25-1.05*

“Fortune brings in some boats that are not steer’d.”

William Shakespeare

… But the odds are against it.

Morgan Stanley
2004 Global Electricity & Energy Conference

J. Wayne Leonard
Chief Executive Officer
March 24, 2004

Entergy